Leases	12 Months Ended
Dec. 31, 2024
Leases [Abstract]
LEASES

NOTE 6 — LEASES:

On February 1, 2024, the Company entered into a three-year lease agreement commencing on March 15, 2024 (the “Lease Agreement”), to move its corporate headquarters, including the offices and research and development facility, to 1 Hatahana Street, Menivim Tower, Kfar Saba 4453001 Israel where it occupies approximately 6,340 square feet, plus an additional storage space of approximately 260 square feet and 12 parking spaces. The Company completed the move to the new corporate headquarters in March 2024. The monthly aggregate rental payment is NIS 71,000 plus VAT, as required under Israeli law. At the end of the term, the Company has an option to extend the lease for an additional three years. In addition, the Company provided a bank guarantee in the amount of approximately NIS 257,680 (approximately $68,603) to the Company’s landlords as part of the Lease Agreement.

Previously, the Company had a two-year lease agreement for its office in Kiryat Ono, Israel that began in 2020, and was renewed in 2022 for an additional two years that ended in February 2024 and further extended by one month that ended in March 2024. The facility occupied approximately 2,100 square feet and the annual lease payment was approximately $50 thousand.

The Company’s lease expenses were as follows:

	Year ended December 31,
	2024	2023	2022
Lease expense	$198,625	$45,891	$47,425

Other information related to operating leases as follows:

	December 31,
	2024	2023	2022
Weighted-average remaining lease term — operating leases (years)	2.2	0.166	1.166
Weighted-average discount rate — operating leases (%)	11.54	6.00	6.00

Undiscounted maturities of operating lease payments are summarized as follows:

December 31, 2024
2025	$211,193
2026	$211,193
2027	$43,998
Total undiscounted cash flows	$466,384
Less: imputed interest	$46,904
Operating lease liabilities	$419,480